[Face of Security]

                       TRANSAMERICA FINANCE CORPORATION



     THIS NOTE IS A GLOBAL SECURITY. IT IS EXCHANGEABLE FOR NOTES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY (AS HEREINAFTER DEFINED) OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES HEREINAFTER DESCRIBED AND MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR A NOMINEE OF THE DEPOSITARY TO A SUCCESSOR OF THE DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.


          Unless this Note is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to issuer or its agent for registration of transfer, exchange, or payment and any certificate issued is registered in the name of Cede & Co. or in such other name as requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

                       TRANSAMERICA FINANCE CORPORATION

                7.10% SENIOR QUARTERLY INTEREST BONDS DUE 2028

NUMBER: R-1                                                 CUSIP NO.: 893950204
                                             8,000,000 Quarterly Interest Bonds,
                                                       $25 principal amount each

          Transamerica Finance Corporation, a Delaware corporation (herein called the "Company", which term includes any successor corporation under the Indenture referred to on the reverse hereof), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of TWO HUNDRED MILLION Dollars on November 1, 2028, and to pay interest thereon, from November 3, 1998 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, quarterly on February 1, May 1, August 1 and November 1 in each year commencing February 1, 1999, at the rate of 7.10% per annum until the principal hereof is paid or made available for payment. Each payment of interest in respect of an Interest Payment Date shall include interest accrued to but excluding such Interest Payment Date. The amount of such interest payable on any Interest Payment Date shall be computed on the basis of a 360-day year of twelve 30-day months. Any payment required to be made on a date that is not a Business Day need not be made on such date but may be made on the next succeeding Business Day with the same force and effect as if made on such date and no additional interest shall accrue as a result of such delayed payment.

          "Business Day" means any day, other than a Saturday or Sunday, which is not a day on which banking institutions are authorized or required by law or regulation to be closed in the City of Chicago or the City of New York.

          The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture referred to on the reverse hereof, be paid to the Person in whose name this Security is registered at the close of business on the date fifteen days prior to such Interest Payment Date.

          Payment of the principal of and interest on this Security will be made at the Corporate Trust Office of the Trustee in the City of Chicago or at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, the City of New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register.

          Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

          Unless the certificate of authentication hereon has been manually executed by or on behalf of the Trustee under the Indenture referred to on the reverse hereof, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

          IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

Dated:  November 3, 1998

TRUSTEE'S CERTIFICATE OF            TRANSAMERICA FINANCE CORPORATION
 AUTHENTICATION

This is one of the Securities,
of the series designated
herein, issued under the            By:   /s/ PHILIP RICE
within-mentioned Indenture.             ----------------------------
                                          Senior Vice President

HARRIS TRUST AND SAVINGS BANK,
  as Trustee                        Attest and Countersign:

By:   /s/ C. POTTER                 By:   /s/ A. D. KIM
    --------------------------          ----------------------------
      Authorized Officer                  Secretary

                                    [Corporate Seal]

 [Reverse of Security]

                       TRANSAMERICA FINANCE CORPORATION

                7.10% SENIOR QUARTERLY INTEREST BONDS DUE 2028


           This Security is one of a duly authorized issue of securities of the Company (herein called the "Securities"), issued and to be issued in one or more series under an Indenture dated as of April 1, 1991 (herein called the "Indenture"), between the Company and Harris Trust and Savings Bank as trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof, limited in aggregate principal amount to $200,000,000.

           The Securities of this series are not subject to repayment at the option of the Holder prior to Stated Maturity.

           The Securities of this series are subject to redemption upon not less than 30 nor more than 60 days' notice at any time on or after November 3, 2003, as a whole or from time to time in part, at the election of the Company, at a redemption price equal to 100% of the principal amount redeemed plus accrued and unpaid interest to the date of redemption.

           If as a result of: (A) any actual or proposed change in or amendment to the laws (or any regulations or rulings promulgated thereunder) of the United States, or any change in the application, official interpretation or enforcement of such laws, regulations or rulings; (B) any action taken by a taxing authority, which action is generally applied or is taken with respect to the Company; (C) a decision rendered by a court of competent jurisdiction in the United States, whether or not such decision was rendered with respect to the Company; or (D) a technical advice memorandum or letter ruling or other administrative pronouncement issued by the National Office of the United States Internal Revenue Service, on substantially the same facts as those pertaining to the Company; which change, amendment, action, decision, memorandum, letter ruling or pronouncement becomes effective or is issued on or after November 3, 1998, there is a substantial likelihood that the Company will not be entitled to deduct currently for United States federal income tax purposes the full amount of interest accrued in respect of these Securities, the Company at its option may redeem these Securities in whole, but not in part, at any time at a redemption price equal to 100% of the principal amount of these Securities, together with interest accrued and unpaid to the date fixed for redemption. Notice of such redemption of these Securities will be given to the holders of these Securities not more than 60 nor fewer than 30 days prior to the date fixed for redemption.

           In the event of redemption of this Security in part only, a new Security or Securities of this series and of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

           If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

           The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series under the Indenture to be affected at any time by the Company with the consent of the Holders of not less than a majority in aggregate principal amount at Stated Maturity of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount at Stated Maturity of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

           No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

           As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and, thereupon one or more new Securities of this series, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

           The Securities of this series are issuable only in registered form in denominations of $25 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series of a different authorized denomination, as requested by the Holder surrendering the same.

           No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

           Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

           "Global Security" and "Global Securities" means a Security or Securities evidencing all or a part of a series of Securities, issued to the Depositary (as hereinafter defined) for such series or its nominee, and registered in the name of such Depositary or its nominee. "Depositary" means, with respect to the Securities of any series issuable or issued in whole or in part in the form of one or more Global Securities, the person designated as the Depositary by the Company.

           No holder of any beneficial interest in this Security held on its behalf by a Depositary or a nominee of such Depositary shall have any rights under the Indenture with respect to such Global Security, and such Depositary or nominee may be treated by the Company, the Trustee, and any agent of the Company or the Trustee as the owner of such Global Security for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall impair, as between a Depositary and such holders of beneficial interests, the operation of customary practices governing the exercise of the rights of the Depositary as Holder of any Security.

           This Security is exchangeable, in whole but not in part, for Securities registered in the names of Persons other than the Depositary or its nominee or in the name of a successor to the Depositary or a nominee of such successor depositary only if (i) the Depositary notifies the Company that it is unwilling or unable to continue as Depositary for this Security or if at any time such Depositary ceases to be a clearing agency registered under the Securities Exchange Act of 1934, as amended, and, in either case, a successor depositary is not appointed by the Company within 90 days, (ii) the Company in its discretion at any time determines not to have all of the Securities of this series represented by one or more Global Security or Securities and notifies the Trustee thereof, or (iii) an Event of Default has occurred and is continuing with respect to the Securities of this series. If this Security is exchangeable pursuant to the preceding sentence, it shall be exchangeable for Securities issuable in authorized denominations and registered in such names as the Depositary holding this Security shall direct. Subject to the foregoing, this Security is not exchangeable, except for a Security or Securities of the same aggregate denominations to be registered in the name of such Depositary or its nominee or in the name of a successor to the Depositary or a nominee of such successor depositary.

           No recourse shall be had for the payment of the principal of or interest on this Security, or for any claim based hereon, or otherwise in respect hereof, or based on or in respect of the Indenture or any indenture supplemental thereto, against any incorporator, stockholder, officer or director, as such, past, present or future, of the Company or any successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

           Unless otherwise defined herein, all terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

           This Security, including without limitation the obligation of the Company contained herein to pay the principal of and interest on this Security in accordance with the terms hereof and of the Indenture, shall be construed in accordance with and governed by the laws of the State of California.

                                 ABBREVIATIONS


           The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common
TEN ENT - as tenants by the entireties
JT TEN - as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT -                Custodian                under Uniform Gifts
                    --------------           --------------
                        (Cust)                   (Minor)
to Minors Act
              ------------------
                   (State)

Additional abbreviations may also be used though not in the above list.


                                 ASSIGNMENT

          FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto
               -----------------------------------------------------------------
               [INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE]

                                                    the within Security, and
---------------------------------------------------
[PRINT OR TYPEWRITE NAME AND ADDRESS OF TRANSFEREE]

all rights thereunder, hereby irrevocably constituting and appointing
                                                                      ----------
--------------------
                     Attorney to transfer said Security on the books of the Company, with full power of substitution in the premises.


Date
     ------------------------

     ------------------------

          NOTICE: The signature to this assignment must be guaranteed by a commercial bank or trust company in the continental United States or by a firm or corporation having membership on any national securities exchange or in the National Association of Securities Dealers, Inc., and must correspond with the name as written upon the face of the within instrument in every particular without alteration or enlargement or any change whatever.

[Face of Security]

                       TRANSAMERICA FINANCE CORPORATION


     THIS NOTE IS A GLOBAL SECURITY. IT IS EXCHANGEABLE FOR NOTES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY (AS HEREINAFTER DEFINED) OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES HEREINAFTER DESCRIBED AND MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR A NOMINEE OF THE DEPOSITARY TO A SUCCESSOR OF THE DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.


          Unless this Note is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to issuer or its agent for registration of transfer, exchange, or payment and any certificate issued is registered in the name of Cede & Co. or in such other name as requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.


                       TRANSAMERICA FINANCE CORPORATION

                7.10% SENIOR QUARTERLY INTEREST BONDS DUE 2028

NUMBER: R-2                                                 CUSIP NO.: 893950204
                                             2,000,000 Quarterly Interest Bonds,
                                                       $25 principal amount each

          Transamerica Finance Corporation, a Delaware corporation (herein called the "Company", which term includes any successor corporation under the Indenture referred to on the reverse hereof), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of FIFTY MILLION Dollars on November 1, 2028, and to pay interest thereon, from November 3, 1998 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, quarterly on February 1, May 1, August 1 and November 1 in each year commencing February 1, 1999, at the rate of 7.10% per annum until the principal hereof is paid or made available for payment. Each payment of interest in respect of an Interest Payment Date shall include interest accrued to but excluding such Interest Payment Date. The amount of such interest payable on any Interest Payment Date shall be computed on the basis of a 360-day year of twelve 30-day months. Any payment required to be made on a date that is not a Business Day need not be made on such date but may be made on the next succeeding Business Day with the same force and effect as if made on such date and no additional interest shall accrue as a result of such delayed payment.

          "Business Day" means any day, other than a Saturday or Sunday, which is not a day on which banking institutions are authorized or required by law or regulation to be closed in the City of Chicago or the City of New York.

          The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture referred to on the reverse hereof, be paid to the Person in whose name this Security is registered at the close of business on the date fifteen days prior to such Interest Payment Date.

          Payment of the principal of and interest on this Security will be made at the Corporate Trust Office of the Trustee in the City of Chicago or at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, the City of New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register.

          Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

          Unless the certificate of authentication hereon has been manually executed by or on behalf of the Trustee under the Indenture referred to on the reverse hereof, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

          IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

Dated:  November 3, 1998

TRUSTEE'S CERTIFICATE OF            TRANSAMERICA FINANCE CORPORATION
 AUTHENTICATION

This is one of the Securities,
of the series designated
herein, issued under the            By:    /s/ PHILIP RICE
within-mentioned Indenture.             ----------------------------
                                           Senior Vice President

HARRIS TRUST AND SAVINGS BANK,
  as Trustee                        Attest and Countersign:

By:    /s/ C. POTTER                By:    /s/ A. D. KIM
    --------------------------          ----------------------------
       Authorized Officer                  Secretary

                                    [Corporate Seal]

 [Reverse of Security]

                       TRANSAMERICA FINANCE CORPORATION

                7.10% SENIOR QUARTERLY INTEREST BONDS DUE 2028


           This Security is one of a duly authorized issue of securities of the Company (herein called the "Securities"), issued and to be issued in one or more series under an Indenture dated as of April 1, 1991 (herein called the "Indenture"), between the Company and Harris Trust and Savings Bank as trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof, limited in aggregate principal amount to $50,000,000.

           The Securities of this series are not subject to repayment at the option of the Holder prior to Stated Maturity.

           The Securities of this series are subject to redemption upon not less than 30 nor more than 60 days' notice at any time on or after November 3, 2003, as a whole or from time to time in part, at the election of the Company, at a redemption price equal to 100% of the principal amount redeemed plus accrued and unpaid interest to the date of redemption.

           If as a result of: (A) any actual or proposed change in or amendment to the laws (or any regulations or rulings promulgated thereunder) of the United States, or any change in the application, official interpretation or enforcement of such laws, regulations or rulings; (B) any action taken by a taxing authority, which action is generally applied or is taken with respect to the Company; (C) a decision rendered by a court of competent jurisdiction in the United States, whether or not such decision was rendered with respect to the Company; or (D) a technical advice memorandum or letter ruling or other administrative pronouncement issued by the National Office of the United States Internal Revenue Service, on substantially the same facts as those pertaining to the Company; which change, amendment, action, decision, memorandum, letter ruling or pronouncement becomes effective or is issued on or after November 3, 1998, there is a substantial likelihood that the Company will not be entitled to deduct currently for United States federal income tax purposes the full amount of interest accrued in respect of these Securities, the Company at its option may redeem these Securities in whole, but not in part, at any time at a redemption price equal to 100% of the principal amount of these Securities, together with interest accrued and unpaid to the date fixed for redemption. Notice of such redemption of these Securities will be given to the holders of these Securities not more than 60 nor fewer than 30 days prior to the date fixed for redemption.

           In the event of redemption of this Security in part only, a new Security or Securities of this series and of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

           If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

           The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series under the Indenture to be affected at any time by the Company with the consent of the Holders of not less than a majority in aggregate principal amount at Stated Maturity of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount at Stated Maturity of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

           No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

           As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and, thereupon one or more new Securities of this series, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

           The Securities of this series are issuable only in registered form in denominations of $25 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series of a different authorized denomination, as requested by the Holder surrendering the same.

           No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

           Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

           "Global Security" and "Global Securities" means a Security or Securities evidencing all or a part of a series of Securities, issued to the Depositary (as hereinafter defined) for such series or its nominee, and registered in the name of such Depositary or its nominee. "Depositary" means, with respect to the Securities of any series issuable or issued in whole or in part in the form of one or more Global Securities, the person designated as the Depositary by the Company.

           No holder of any beneficial interest in this Security held on its behalf by a Depositary or a nominee of such Depositary shall have any rights under the Indenture with respect to such Global Security, and such Depositary or nominee may be treated by the Company, the Trustee, and any agent of the Company or the Trustee as the owner of such Global Security for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall impair, as between a Depositary and such holders of beneficial interests, the operation of customary practices governing the exercise of the rights of the Depositary as Holder of any Security.

           This Security is exchangeable, in whole but not in part, for Securities registered in the names of Persons other than the Depositary or its nominee or in the name of a successor to the Depositary or a nominee of such successor depositary only if (i) the Depositary notifies the Company that it is unwilling or unable to continue as Depositary for this Security or if at any time such Depositary ceases to be a clearing agency registered under the Securities Exchange Act of 1934, as amended, and, in either case, a successor depositary is not appointed by the Company within 90 days, (ii) the Company in its discretion at any time determines not to have all of the Securities of this series represented by one or more Global Security or Securities and notifies the Trustee thereof, or (iii) an Event of Default has occurred and is continuing with respect to the Securities of this series. If this Security is exchangeable pursuant to the preceding sentence, it shall be exchangeable for Securities issuable in authorized denominations and registered in such names as the Depositary holding this Security shall direct. Subject to the foregoing, this Security is not exchangeable, except for a Security or Securities of the same aggregate denominations to be registered in the name of such Depositary or its nominee or in the name of a successor to the Depositary or a nominee of such successor depositary.

           No recourse shall be had for the payment of the principal of or interest on this Security, or for any claim based hereon, or otherwise in respect hereof, or based on or in respect of the Indenture or any indenture supplemental thereto, against any incorporator, stockholder, officer or director, as such, past, present or future, of the Company or any successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

           Unless otherwise defined herein, all terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

           This Security, including without limitation the obligation of the Company contained herein to pay the principal of and interest on this Security in accordance with the terms hereof and of the Indenture, shall be construed in accordance with and governed by the laws of the State of California.

                                  ABBREVIATIONS


          The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common
TEN ENT - as tenants by the entireties
JT TEN - as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT -                Custodian                under Uniform Gifts
                    --------------           --------------
                        (Cust)                   (Minor)
to Minors Act
              ------------------
                   (State)

Additional abbreviations may also be used though not in the above list.


                                  ASSIGNMENT

          FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto
               ----------------------------------------------------------------
               [INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE]

                                                    the within Security, and
---------------------------------------------------
[PRINT OR TYPEWRITE NAME AND ADDRESS OF TRANSFEREE]

all rights thereunder, hereby irrevocably constituting and appointing
                                                                      ----------
---------------------
                      Attorney to transfer said Security on the books of the Company, with full power of substitution in the premises.


Date
     ------------------------

     ------------------------

          NOTICE: The signature to this assignment must be guaranteed by a commercial bank or trust company in the continental United States or by a firm or corporation having membership on any national securities exchange or in the National Association of Securities Dealers, Inc., and must correspond with the name as written upon the face of the within instrument in every particular without alteration or enlargement or any change whatever.